Earnings per share	12 Months Ended
Sep. 30, 2018
Earnings per share
Earnings per share

Note 8. Earnings per share

Accounting policy

Basic earnings per share (EPS) is calculated by dividing the net profit attributable to shareholders by the weighted average number of ordinary shares on issue during the year, adjusted for treasury shares. Diluted EPS is calculated by adjusting the basic earnings per share by assuming all dilutive potential ordinary shares (share based payments – Note 37 and convertible loan capital – Note 20) are converted.

Consolidated	2018		2017		2016
$m	Basic	Diluted	Basic	Diluted	Basic	Diluted
Net profit attributable to shareholders	8,095	8,095	7,990	7,990	7,445	7,445
Adjustment for Restricted Share Plan (RSP) dividends1	(5)	-	(6)	-	(5)	-
Adjustment for potential dilution:

Distributions to convertible loan capital holders2	-	283	-	253	-	222

Adjusted net profit attributable to shareholders	8,090	8,378	7,984	8,243	7,440	7,667

Weighted average number of ordinary shares (millions)
Weighted average number of ordinary shares on issue	3,414	3,414	3,364	3,364	3,322	3,322
Treasury shares (including RSP share rights)	(8)	(8)	(9)	(9)	(9)	(9)
Adjustment for potential dilution:
Share-based payments	-	3	-	4	-	4

Convertible loan capital2	-	232	-	236	-	203

Adjusted weighted average number of ordinary shares	3,406	3,641	3,355	3,595	3,313	3,520

Earnings per ordinary share (cents)	237.5	230.1	238.0	229.3	224.6	217.8

1    RSP share rights are explained in Note 37. Some RSP share rights have not vested and are not ordinary shares but do receive dividends. These RSP dividends are deducted to show the profit attributable to ordinary shareholders.

2    The Group has issued convertible loan capital which is expected to convert into ordinary shares in the future (refer to Note 20 for further details). These convertible loan capital instruments are all dilutive and diluted EPS is therefore calculated as if the instruments had already been converted.